UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2003

WINTRUST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-21923

Illinois	36-3873352

(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois 60045 (Address of Principal Executive Offices)

(847) 615-4096 (Registrant’s Telephone Number, Including Area Code)

SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 9. Regulation FD Disclosure.

     On December 5, 2003, Wintrust Financial Corporation (the “Company”) announced the completion of its previously announced pending acquisition of 100% of the ownership interest of Village Bancorp, Inc. (“Village”) in a stock merger transaction. Village is the parent company of Village Bank and Trust-Arlington Heights that has locations in Arlington Heights and Prospect Heights, Illinois. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

     Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINTRUST FINANCIAL CORPORATION
(Registrant)

Date: December 5, 2003	/s/ David L. Stoehr David L. Stoehr Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit

99.1	Press release dated December 5, 2003.

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